Exhibit 10.22

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

COMMON STOCK PURCHASE WARRANT

Warrant No.	Number of Shares: a maximum of 240,000
Common Stock
Subject to determination as set for the below

ZIPCAR, INC.

Effective as of May 29, 2008

Void after May 29, 2015

1. Issuance. This Common Stock Purchase Warrant (the “Warrant”) is issued to LIGHTHOUSE CAPITAL PARTNERS VI, L.P. by ZIPCAR, INC., a Delaware corporation (hereinafter with its successors called the “Company”).

2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $2.38 (the “Purchase Price”), up to a maximum of 240,000 fully paid and nonassessable shares of the Company’s Common Stock, $0.001 par value (the “Common Stock”). Commencing on the date hereof, 96,000 (the “Exercise Quantity”) of shares of Common Stock are immediately available for purchase hereunder.

(b) On the Commitment Termination Date or such earlier termination of this Warrant in accordance with the terms hereof, the Exercise Quantity shall automatically be increased by an additional 144,000 shares if the amount of Aggregate Advances funded under the Loan Agreement exceeds $2,000,000.

In addition to other terms which may be defined herein, the following terms, as used in this Warrant, shall have the following meanings:

(i)	“Aggregate Advances” means the aggregate original dollar amount of Advances made under the Loan Agreement, whether such Advances are outstanding or prepaid, at the time of any scheduled adjustment to the Exercise Quantity.

(ii)	“Loan Agreement” means that certain Loan and Security Agreement No. 1221 dated May 29, 2008 between the Company and Lighthouse Capital Partners VI, L.P..

Any term not defined herein shall have the meaning as set forth in the Loan Agreement.

1.

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the dale this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

3. Payment of Purchase Price. The Purchase Price may be paid (a) in cash or by check, (b) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (c) by any combination of the foregoing.

4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X=	Y (A-B)
A

where; X =	the number of shares of Common Stock to be issued to the Holder pursuant to this Section 4.

Y =	the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

A =	the Fair Market Value (defined below) of one share of Common Stock as determined at the time the net issue election is made pursuant to this Section 4.

B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

“Fair Market Value” of a share of Common Stock as of the date that the net issue election is made (the “Determination Date”) shall mean:

(i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering.

(ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

(a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending two trading days prior to the Determination Date;

(b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending two trading days prior to the Determination Date; and

(c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.

2.

5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

6. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this Section 6, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

7. Expiration Date; Automatic Exercise. This Warrant shall expire at the earliest to occur of (the “Expiration Date”) (i) at the close of business on May 29, 2015; or (ii) the closing of the initial Public Offering; of the Company on the NASDAQ or other stock exchange in the United States, and shall be void thereafter.

Notwithstanding the term of this Warrant fixed pursuant to this Section 7, and provided Holder has received advance written notice of at least twenty (20) days and has not earlier exercised this Warrant, and provided this Warrant has not been assumed by the successor entity (or parent thereof), upon the consummation of a Merger (as defined below), this Warrant shall automatically be exercised pursuant to Section 4 hereof, without any action by Holder. “Merger” means: (i) a sale of all or substantially all of the Company’s assets to an Unaffiliated Entity (as defined below), or (ii) the merger, consolidation or acquisition of the Company with, into or by an Unaffiliated Entity (other than a merger or consolidation for the principle purpose of changing the domicile of the Company or a bona fide round of preferred stock equity financing), that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company. “Unaffiliated Entity” means any entity that is owned or controlled by parties who own less than twenty percent (20%) of the combined voting power of the voting securities of the Company immediately prior to such merger, consolidation or acquisition. Notwithstanding the foregoing, in the event that any outstanding warrants to purchase equity securities of the Company are assumed by the successor entity of a Merger (or parent thereof), this Warrant shall also be similarly assumed. The Company agrees to promptly give the Holder written notice of any proposed Merger and written notice of termination of any proposed Merger. Notwithstanding anything to the contrary in this Warrant, the Holder may rescind any exercise of its purchase rights after a notice of termination of the proposed Merger if the exercise of this Warrant occurred after the Company notified the Holder that the Merger was proposed or if the exercise was otherwise precipitated by such proposed Merger, provided, however that such rescission right must be exercised within thirty (30) days of receipt of such written notice of termination of the proposed Merger. In the event of such rescission, this Warrant will continue to be exercisable on the same terms and conditions.

8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

10. Antidilution Rights. The other antidilution rights applicable to the Common Stock of the Company are set forth in the Sixth Amended and Restated Certificate of Incorporation, as amended from time to lime (the “Articles”), a true and complete copy in its current form which is attached hereto as Exhibit A. Such rights shall not be restated, amended or modified in any manner without such Holder’s prior written consent if the effect of such action would be more adverse to the Holder, and substantially dissimilar to, its effect on the other holders of the Company’s Common Stock with respect to the Common Stock. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.

3.

11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 11, the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

13. Notices of Record Date, Etc. In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

(b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

(a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

(b) The shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

(c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Common Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene

4.

the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

(d) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under Section 4.3 of the Rights Agreement (as defined below) as if Holder were a “Major Investors” as defined therein (subject to the confidentiality obligations of Section 5 of the Rights Agreement).

(f) As of the date hereof, the authorized capital stock of the Company consists of (i) 72,500,000 shares of Common Stock, of which 4,204,517 shares are issued and outstanding and 240,000 shares are reserved for issuance upon the exercise of this Warrant, (ii) 545,056 shares of Series A Preferred Stock, all of which are issued and outstanding, (iii) 9,408,742 shares of Series B Preferred Stock, all of which are issued and outstanding; (iv) 5,714,998 shares of Series C Convertible Preferred Stock, all of which are issued and outstanding; (v) 10,117,134 shares of Series D Convertible Preferred Stock, all of which are issued and outstanding; (vi) 6,497,389 shares of Series E Convertible Preferred Stock, all of which are issued and outstanding; and (vii) 16,285,000 shares of Series F Convertible Preferred Stock, of which 14,297,694 are issued and outstanding. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company. At the request of Holder, not more than once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.

15. Registration and Information Rights. The Company grants to the Holder all the registration rights of an “Investor” set forth in Section 2 and the information rights set forth in Section 4.3 (subject to the confidentiality obligations of Section 5) of the Company’s Fifth Amended and Restated Registration Rights Agreement dated as of October 31, 2007 (as amended, the “Rights Agreement”), and agrees to amend the Rights Agreement so that (i) the shares of Common Stock issuable upon exercise of this Warrant shall be “Registrable Shares,” and (ii) the Holder shall be an “Investor” for all purposes of Section 2 of such Rights Agreement.

16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder.

17. Representations and Covenants of the Holder. This Common Stock Purchase Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

(a) Investment Purpose. The right to acquire Common Stock contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

(c) Private Issue. The Holder understands (i) that the Common Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 17.

(d) Financial Risk. The Holder has such knowledge and experience in financial and business mailers as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

5.

(e) Stockholder Rights. Unless otherwise specified herein or in another agreement between the Company and Holder, until exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

18. Notices, Transfers, Etc.

(a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

(b) Subject to compliance with Section 19 below and the applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.

19. Transfer of Shares.

(a) “Restricted Shares” means (a) this Warrant, (b) the shares of Common Stock issued or issuable upon exercise of this Warrant, and (c) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the 1933 Act, Section 4(1) of the 1933 Act or Rule 144 under the 1933 Act or (y) at such time as they become eligible for sale under Rule 144 under the 1933 Act.

(b) Restricted Shares shall not be sold or transferred unless either (i) they first shall have been registered under the 1933 Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company if requested by the Company or its transfer agent, to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act.

(c) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by the Holder to an Affiliated Party (as such term is defined below) of the Holder, (ii) a transfer by the Holder which is a partnership to a partner of such partnership; provided that the transferee in each case agrees in writing to be subject to the terms of this Section 19 to the same extent as if it were the original Holder hereunder, or (iii) a transfer made in accordance with Rule 144 under the 1933 Act. For purposes of this Agreement “Affiliated Party” shall mean, with respect to Holder, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with Holder, including, without limitation, any general partner, officer, manager or director of Holder and any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company as, Holder.

(d) Each certificate representing Restricted Shares shall bear a legend substantially in the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”

6.

The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144 under the 1933 Act.

20. No Impairment. The Company will not, without the prior written consent of the Holder by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

21. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

22. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

23. Business Days. If the last or appointed day for the taking of any action required of the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

24. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.

25. Lock-Up Agreement. The Holder, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Common Stock or other securities of the Company held by Holder for a period of up to one hundred eighty (180) days following the effective date of a Registration Statement (as defined in the Rights Agreement); provided, that (a) such agreement shall only apply to the Initial Public Offering (as defined in the Rights Agreement); (b) all stockholders of the Company then holding at least one percent (1%) of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements; and (c) the Company shall use its reasonable best efforts to ensure that such agreement shall provide (i) for the periodic early releases of portions of the securities subject thereto upon the occurrence of specified events, and (ii) that in the event of any such early release, the Holder shall be released from such agreement on a pro rata basis.

ZIPCAR, INC.		LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
By: Lighthouse Management Partners VI. L.L.C.
is general partner

By:		By:

Name:	Edward Goldfinger	Name:	Cristy Barnes

Title:	CFO	Title:	Managing Director

7.

Subscription

To:	Date:

The undersigned hereby subscribes for                      shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Net Issue Election Notice

To:	Date:

The undersigned hereby elects under Section 4 to surrender the right to purchase                      shares of Common Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Assignment

For value received                                                                   hereby sells, assigns and transfers unto

[Please print or typewrite name and address of Assignee)

the within Warrant, and does hereby irrevocably constitute and appoint                                                                                           its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

In the Presence of:

1.

EXHIBIT A

Sixth Amended and Restated Certificate of Incorporation

See Exhibit 3.1 to Zipcar Inc.’s Registration Statement on Form S-1

EXHIBIT B

Capitalization Table

1.

Name	Common	Series A	Series B	Series C	Series D	Series E	Series F
Adams, William	6,102	0	158,374	0	32,327	28,588	0
Adams, William A.	0	0	0	35,714	0	0	0
Aldrich Descendants 2002 Trust Dated 9/23/02	0	0	0	0	100,000	0	0
Altschuller, Alison	1,181	0	0	0	0	0	0
American Honda Motor Co., Inc.	0	0	0	0	0	0	67,968
Andonian, Charles C.	0	0	0	0	0	0	1,162

Andrew McKee Revocable Trust 2000	0	0	200,000	0	87,751	0	0
Autrey, Carlos	0	52,632	234,266	0	0	0	0
Ayrault, IV, Arthur D.	0	0	0	0	0	0	287
Azocar, Carlos	0	0	0	0	0	0	1,621
Balbontin, Juan	0	0	0	0	0	0	810
BCLF Ventures I, LLC	0	131,579	0	0	0	0	0
BCLF Ventures II, LLC	0	0	0	0	177,286	140,343	0
BCLF Ventures LLC	0	0	585,666	0	0	0	0
Benchmark Capital Partners V, L.P.	0	0	0	0	6,726,748	878,454	0
Brettman, Lee	0	0	265,134	0	0	0	0
Bristol Bay Native Corporation	0	0	0	0	0	0	131,408
Brook, David	0	0	0	0	0	0	4,962
Campbell Living Trust, dated January 16, 1997	0	0	0	0	0	0	7,266
Career Specialists	0	0	0	0	0	0	1,428
Carol and Fred Konz 2006 Trust dated August 3, 2006	0	0	0	40,000	0	0	0
Carroll, Tracy J.	0	0	0	0	0	0	6,974
Casey, Timothy Barry	0	0	0	0	263,254	38,984	0
Charles W. Riske, Jr. and Carolyn B. Riske, JT/WROS	0	0	0	0	0	10,677	0
Chase, Mark	35,425	0	0	0	0	0	0
Chase, Robin	1,116,702	0	0	0	0	0	0
Chinn, Glenn N.	0	0	0	0	0	0	5,668
City National Bank as Trustee for Nossaman, Guthner, Knox & Elliot PSP FBO Henry Weinstock	0	0	0	0	0	0	290

Name	Common	Series A	Series B	Series C	Series D	Series E	Series F
City National Bank as Trustee for Nossaman, Guthner, Knox & Elliot PSP FBO Karen J. Hedlund	0	0	0	0	0	0	519
City National Bank as Trustee for Nossaman, Guthner, Knox & Elliott PSP FBO Geoffrey S. Yarema	0	0	0	0	0	0	581
Daghlian, Pamela	7,085	0	0	0	0	0	0
Danielson, Antje	404,762	0	0	0	0	0	0
Danz, Ron and Marjorie	0	0	0	0	0	0	665
Degroof, Jean-Jacques	0	52,632	117,334	71,428	0	15,593	0
Dekin, Sarah	106,750	0	0	0	0	0	0
Diamond Parking	0	0	0	0	0	0	523
Donald and Beverly Jefferson JTWROS	0	0	0	0	0	0	2,220
Duckworth, Connie	0	0	100,000	0	43,960	0	0
Dworkin, Adam	19,532	0	0	0	0	0	0
Elliott, Kathy	0	0	100,000	0	0	0	0
Ellis, David	0	0	82,900	0	0	0	0
Enriquez, Juan	5,149	13,158	64,000	0	0	10,395	0
Espiritu, Julian	11,808	0	0	0	0	0	0
Evercel, Inc.	0	0	0	2,857,142	0	0	0
Feldman, Rich	0	0	100,000	0	0	0	0
Feldman, Richard	0	0	0	0	63,089	0	0
Fink, Patricia	58	0	0	0	0	0	0
Fleischmann, Ruth	0	0	0	0	0	0	1,162
Garcia-Huidobro, Miguel	0	0	0	0	0	0	810
Garth, Gretchen	0	0	0	0	0	0	791
Gerson Family Foundation, Inc.	0	0	0	142,857	0	0	0
Gerson, Frederick E.	0	0	0	71,428	25,000	0	0
Gerson, James	0	0	0	285,714	137,850	0	0
Gerson, Jim	0	0	200,000	0	0	0	0
Gerson, Simon	0	0	0	71,428	25,000	0	0
Gerson, Simon F.	0	0	0	0	43,599	0	0
Globespan Capital Partners V, L.P.	0	0	0	0	0	368,490	0
Graham, Thomas C.	0	0	0	0	0	0	470
Gravestar Investments	0	52,632	0	0	0	0	0
Gravestar Investments, LLC	0	0	259,334	0	0	0	0

Name	Common	Series A	Series B	Series C	Series D	Series E	Series F
Greylock XII Limited Partnership	0	0	0	0	0	3,666,477	0
Greylock XIl Principals LLC	0	0	0	0	0	214,414	0
Greylock Xll-A Limited Partnership	0	0	0	0	0	407,386	0
Griffith, Scott W.	1,400,000	0	0	0	0	0	0
Hamilton Revocable Trust, Rylan	0	0	8,900	0	0	0	0
Hamilton UTMA, Harrison	0	0	4,400	0	0	0	0
Hammond, Jean	0	0	1,161,456	0	43,953	0	0
Heminway, Mark	97,234	0	0	0	0	0	0
Hester, Montgomery R.	0	0	0	0	0	0	493
Hill, Chris	0	0	200,000	0	38,484	0	0
Hopkinson, Christine	11,250	0	0	0	0	0	0
lacocca, Lee	0	0	0	0	0	0	15,678
Jackson, Livia	0	0	0	0	0	0	2,507
Jenkins, Timothy B.	0	0	0	0	0	0	799
Johnson, Adam A.	11,253	0	0	0	0	0	0
Johnson, Joel	313	0	0	0	0	0	0
Jonathan Seelig, Custodian for Jacob Seelig Under MA UTMA	0	0	0	0	0	6,116	0

Jonathan Seelig, Custodian for Maxwell Beck Seelig Under MA UTMA	0	0	0	0	0	6,116	0
K3 LLC	0	0	0	0	0	0	162
Kaneb, Christopher P.	0	0	200,000	0	219,874	0	0
Kanter Trust dated May 18, 2994, Michael Kanter and Sandra Kanter as Trustees of the	0	0	0	0	0	0	228
Kathleen A. Rogers Revocable Trust, u/d/t January 16, 2004, Richard E. Teller and Kathleen A. Rogers, Trustees	0	0	250,000	178,500	87,028	0	0
Kennard, Peter L.	0	0	50,000	50,000	52,860	7,796	0
Klein, Gabriel J.	68,750	0	0	0	0	0	0
Klein, Michael	0	0	0	0	0	0	15,678
Knott, David W.	14,170	0	0	0	0	0	0
Kuy, Leslie H.	1,718	0	0	0	0	0	0
Lamstein, Joel	0	13,158	0	0	0	0	0
LaSalle Investment Fund	0	0	100,000	0	0	0	0

Name	Common	Series A	Series B	Series C	Series D	Series E	Series F
Leonhardt, David	0	0	0	0	0	0	183
Livingston, Philip	0	0	0	0	0	0	37,868
Lowenthal, Robert S.	0	0	100,000	0	63,209	25,989	0
McCabe, Robert J. and Pamela M.	0	0	0	0	0	0	1,557
McCourt, Jamie	0	52,632	50,774	0	0	0	0
McGeehin, Patrick	0	0	100,000	0	63,146	0	0
McGuire, Greg	14,723	0	0	0	0	0	0
Michael Crill and Catherine Nobis	0	0	0	0	0	0	1,436
Miller, Ann C.	0	0	0	0	0	0	581
Moreno, Jose	0	0	0	0	0	0	1,065
Mullen, Scott	4,688	0	0	0	0	0	0
Myers, Mason	0	0	166,750	0	0	10,677	0
Nassutti, Mark	0	0	0	0	0	0	422
Nemerson, Elana	0	0	50,000	0	0	0	0
Nesbitt, Bryce	0	0	25,000	0	0	0	0
Nessen, Peter	0	0	117,234	0	0	0	0
Nielsen, Donald P.	0	0	0	0	0	0	6,013
Nossaman, Guthner, Knox & Elliot, LLP	0	0	0	0	0	0	519
Oakley, Stephen	77,613	0	0	0	0	0	0
Ogden, John and Andrea	0	0	0	0	0	0	581
Padelford, Carol F.	0	0	0	0	0	0	581
Parsons Transportation Group	0	0	0	0	0	0	22,940
Pascale, Renee	2,188	0	0	0	0	0	0
Peare, William F.	0	0	0	0	0	0	1,764
Perrin Investments LLC	0	0	0	0	43,649	0	0
Perrin, Donald M.	4,298	0	162,666	0	0	0	0
Peter C. Aldrich Trust	21,425	0	1,000,000	0	0	0	0
Peter C. Aldrich Trust dtd 8/2/84	0	0	0	360,000	0	192,322	0
Peterson, Neil	0	0	0	0	0	0	24,493
Pollak, Eric	0	18,421	0	0	0	0	0
Pollak, Eric	0	0	147,066	0	0	0	0
Porter, W. Thomas and Dixie Jo	0	0	0	0	0	0	31,800
Prentice Family Partnership	0	0	0	0	0	0	6,268
Preotle, Jill	28,793	0	560,000	107,142	43,967	129,947	0
Preotle, Timothy J.	0	0	40,000	0	0	0	0

Name	Common	Series A	Series B	Series C	Series D	Series E	Series F
Preston Gates & Ellis Investments, LLC	0	0	0	0	0	0	5,767
RA Capital Associates	21,425	0	662,834	287,165	87,595	77,968	0
Reuben, Rob	0	0	100,000	0	0	0	0
Reuben, Robert	0	0	0	0	98,223	0	0
Revolution Living LLC	0	0	0	0	0	0	13,829,351
Richard E. Teller Revocable Trust, u/d/t January 16, 2004, Richard E. Teller and Kathleen A. Rogers, Trustees	0	0	250,000	178,500	87,028	0	0
Ros Bond and Gillian Marsden	0	0	0	0	0	0	1,744
Rose, Jonathan F.P.	0	0	325,134	28,571	43,960	0	0
Rosenfeld, Eric	0	52,632	60,000	55,736	52,650	0	0
Rosenzweig, Nancy J.	35,000	0	0	0	0	0	0
Ross, Andrew	87,837	0	0	571,428	983,715	259,895	0
Ruddy, Daniel J.	7,496	0	0	0	0	0	0
Russell, R. Patterson	0	26,632	568,328	158,733	43,974	0	0
Russell, Roy	275,425	0	0	0	0	0	0
Samuel, Inbal	4,063	0	0	0	0	0	0
Sander, Stephen P.	0	0	0	0	0	0	11,804
Sapers, Aviva	0	0	114,034	0	0	0	0
Schapelhouman, Fred	0	0	0	0	0	0	145
Schembre, Drew	0	0	0	0	0	0	375
Scott, William	0	0	0	0	0	0	22,051
Seed Partners LLC	0	26,316	0	0	0	0	0
Seelig, Jonathan	0	0	0	0	43,974	762	0
Seelig, Jonathan	0	52,632	50,774	71,430	0	0	0
Slotnick, Laurence	24,723	0	0	0	0	0	0
Smith, Orin	0	0	0	0	0	0	2,076
Sorkin, Harvey	0	0	100,000	0	203,296	0	0
Starbuck, Shaun B.	193,746	0	0	0	0	0	0
Stemberg Irrevocable Trust, Mac	0	0	6,100	0	0	0	0
Stemberg UTMA, Clyde	0	0	6,900	0	0	0	0
Stemberg UTMA, Michael	0	0	8,900	0	0	0	0
Stemberg UTMA, William	0	0	6,900	0	0	0	0
Stonecipher, Charles	0	0	0	0	0	0	783
Tashian, Carl	39,428	0	0	0	0	0	0

Name	Common	Series A	Series B	Series C	Series D	Series E	Series F
The Craig Douglas Sherman Trust	0	0	0	0	34,482	0	0
The Dola Hamilton Stemberg 2006 Revocable Trust	0	0	93,000	42,818	0	0	0
Thomas G. Stemberg Revocable Trust dated May 1, 1991	0	0	60,500	49,264	56,203	0	0
Titcomb, Jr., John	0	0	0	0	0	0	2,778
Unger, Tom	0	0	29,684	0	0	0	0
United Investors International Company	0	0	0	0	0	0	4,443
Wagner, Conrad	0	0	0	0	0	0	3,924
Wattenberg, Elizabeth B.	1,000	0	0	0	0	0	0
Williams, D.J.	0	0	4,400	0	0	0	0
Witter, Jacqueline	0	0	0	0	0	0	626
Witter, Malcolm	0	0	0	0	0	0	626
Wolfe, Jonathan	12,500	0	0	0	0	0	0
Woods, Colleen F.	28,904	0	0	0	0	0	0

Total	4,204,517	545,056	9,408,742	5,714,998	10,117,134	6,497,389	14,297,694

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

COMMON STOCK PURCHASE WARRANT

Warrant No. 2010-1	Number of Shares: a maximum of 250,000
Common Stock
Subject to determination as set for the below

ZIPCAR, INC.

Effective as of March 12, 2010

Void after March 12, 2017

1. Issuance. This Common Stock Purchase Warrant (the “Warrant”) is issued to LIGHTHOUSE CAPITAL PARTNERS VI, L.P. by ZIPCAR, INC., a Delaware corporation (hereinafter with its successors called the “Company”).

2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $4.37 (the “Purchase Price”), up to a maximum of 250,000 fully paid and nonassessable shares of the Company’s Common Stock, 50.001 par value (the “Common Stock”). Commencing on the date hereof, 125,000 (the “Exercise Quantity”) of shares of Common Stock are immediately available for purchase hereunder.

(b) On the Commitment Termination Date or such earlier termination of this Warrant in accordance with the terms hereof, the Exercise Quantity shall automatically be increased either (i) by an additional 62,500 shares if the amount of Aggregate Advances funded under the Loan Agreement exceeds $10,000,000; or (ii) by an additional 125,000 shares if the amount of Aggregate Advances funded under the Loan Agreement exceeds $15,000,000.

In addition to other terms which may be defined herein, the following terms, as used in this Warrant, shall have the following meanings;

(i)	“Aggregate Advances” means the aggregate original dollar amount of Advances made under the Loan Agreement, whether such Advances are outstanding or prepaid, at the time of any scheduled adjustment to the Exercise Quantity.

(ii)	“Loan Agreement” means that certain Loan and Security Agreement No. 1222 dated March 12, 2010 between the Company and its domestic subsidiaries, on one hand, and Lighthouse Capital Partners VI, L.P., Pinnacle Ventures Il-A (SUB), L.P., Pinnacle Ventures II-B, L.P., Pinnacle Ventures Il-C, L.P., Pinnacle Ventures II-R (SUB), L.P., Pinnacle Ventures Debt Fund Ill-A, (SUB), L.P. and Pinnacle Ventures Debt Fund III, L.P., on the other hand.

1.

Any term not defined herein shall have the meaning as set forth in the Loan Agreement.

Until such time as this Warrant is exercised in full or expires, the. Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided, The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

3. Payment of Purchase Price. The Purchase Price:may be paid (a) in cash or by check, (b) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (c) by any combination of the foregoing.

4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X=	Y (A-B)
A

where: X =	the number of shares of Common Stock to be issued to the Holder pursuant to this Section 4.

Y =	the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

A =	the Fair Market Value (defined below) of one share of Common Stock as determined at the time the net issue election is made pursuant to this Section 4.

B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

“Fair Market Value” of a share of Common Stock as of the date that the net issue election is made (the “Determination Date”) shall mean:

(i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering.

(ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

(a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending two trading days prior to the Determination Date;

(b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending two trading days prior to the Determination Date; and

2.

(c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.

5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised,

6. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in Its entirety, the Holder would, except as provided in this Section 6, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

7. Expiration Date; Automatic Exercise. This Warrant shall expire at the earliest to occur of (the “Expiration Date”) (i) at the close of business on March 12, 2017;’ or (ii) two (2) years after the closing of the initial Public Offering; of the Company on the NASDAQ or other national stock exchange in the United States, and shall be void thereafter.

Notwithstanding the term of this Warrant fixed pursuant to this Section 7, and provided Holder has received advance written notice of at least twenty (20) days and has not earlier exercised this Warrant, and provided this Warrant has not been assumed by the successor entity (or parent thereof), upon the consummation of a Merger (as defined below), this Warrant shall automatically be exercised pursuant to Section 4 hereof, without any action by Holder. “Merger” means; (i) a sale of all or substantially all of the Company’s assets to an Unaffiliated Entity (as defined below), or (ii) the merger, consolidation or acquisition of the Company with, into, or by an Unaffiliated Entity (other than a merger or consolidation for the principle purpose of changing the domicile of the Company or a bona fide round of preferred stock equity financing), that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company, “Unaffiliated Entity” means any entity that is owned or controlled by parties who own less than twenty percent (20%) of the combined voting power of the voting securities of the Company immediately prior to such merger, consolidation or acquisition, Notwithstanding the foregoing, in the event that any outstanding warrants to purchase equity securities of the Company are assumed by the successor entity of a Merger (or parent thereof), this Warrant shall also be similarly assumed. The Company agrees to promptly give the Holder written notice of any proposed Merger and written notice of termination of any proposed Merger. Notwithstanding anything to the contrary in this Warrant, the Holder may rescind any exercise of its purchase rights after a notice of termination of the proposed Merger if the exercise of this Warrant occurred after the Company notified the Holder that the Merger was proposed or if the exercise was otherwise precipitated by such proposed Merger, provided, however that such rescission right must be exercised within thirty (30) days of receipt of such written notice of termination of the proposed Merger. In the event of such rescission, this Warrant will continue to be exercisable on the same terms and conditions.

8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

10. Antidilution Rights. The other antidilution rights applicable to the Common Stock of the Company are set forth in the Sixth Amended and Restated Certificate of Incorporation, as amended from time to time (the “Articles”), a true and complete copy in its current form which is attached hereto as Exhibit A. Such rights shall not be

3.

restated, amended or modified in any manner without such Holder’s prior written consent if the effect of such action would be more adverse to the Holder, and substantially dissimilar to, its effect on the other holders of the Company’s Common Stock with respect to the Common Stock. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.

11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 11, the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 Hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

13. Notices of Record Date, Etc. In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

(b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

(a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

4.

(b) The shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable,

(c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Common Stock upon the exercise of this Warrant In accordance with the terms hereof will not, (i) violate or contravene the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (Iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

(d) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under Section 4.3 of the Rights Agreement (as defined below) as if Holder were a “Major Investors” as defined therein (subject to the confidentiality obligations of Section 5 of the Rights Agreement).

(f) As of the date hereof, the authorized capital stock of the Company consists of (i) 72,500,000 shares of Common Stock, of which 4,539,146 shares are issued and outstanding and 250,000 shares are reserved for issuance upon the exercise of this Warrant, (ii) 545,056 shares of Series A Preferred Stock, all of which are issued and outstanding, (iii) 9,408,742 shares of Series B Preferred Stock, all of which are issued and outstanding; (iv) 5,714,998 shares of Series C Convertible Preferred Stock, all of which are issued and outstanding; (v) 10,117,134 shares of Series D Convertible Preferred Stock, all of which are issued and outstanding; (vi) 6,497,389 shares of Series E Convertible Preferred Stock, all of which are issued and outstanding; and (vii) 16,285,000 shares of Series F Convertible Preferred Stock, of which 14,297,694 are issued and outstanding. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company, At the request of Holder, not more than once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.

15. Registration and Information Rights. The Company grants to the Holder all the registration rights of an “Investor” set forth in Section 2 and the information rights set forth in Section 4.3 (subject to the confidentiality obligations of Section 5) of the Company’s Fifth Amended and Restated Registration Rights Agreement dated as of October 31, 2007 (as amended, the “Rights Agreement”), and agrees to amend the Rights Agreement so that (i) the shares of Common Stock issuable upon exercise of this Warrant shall be “Registrable Shares,” and (ii) the Holder shall be an “Investor” for all purposes of Section 2 of such Rights Agreement

16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder.

17. Representations and Covenants of the Holder. This Common Stock Purchase Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

(a) Investment Purpose. The right to acquire Common Stock contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

(c) Private Issue. The Holder understands (i) that the Common Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 17.

5.

(d) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

(e) Stockholder Rights. Unless otherwise specified herein or in another agreement between the Company and Holder, until exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

18. Notices, Transfers, Etc.

(a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

(b) Subject to compliance with Section 19 below and the applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(e) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.

19. Transfer of Shares.

(a) “Restricted Shares” means (a) this Warrant, (b)) the shares of Common Stock issued or issuable upon exercise of this Warrant, and (c) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the 1933 Act, Section 4(1) of the 1933 Act or Rule 144 under the 1933 Act or (y) at such time as they become eligible for sale under Rule 144 under the 1933 Act.

(b) Restricted Shares shall not be sold or transferred unless either (i) they first shall have been registered under the 1933 Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company if requested by the Company’ or its transfer agent, to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act.

(c) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by the Holder to an Affiliated Party (as such term is defined below) of the Holder, (ii) a transfer by the Holder which is a partnership to a partner of such partnership; provided that the transferee in each case agrees in writing to be subject to the terms of this Section 19 to the same extent as if it were the original Holder hereunder, or (iii) a transfer made in accordance with Rule 144 under the 1933 Act. For purposes of this Agreement “Affiliated Party” shall mean, with respect to Holder, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with Holder, including, without limitation, any general partner, officer, manager or director of Holder and any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company as, Holder.

6.

(d) Each certificate representing Restricted Shares shall bear a legend substantially in the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”

The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144 under the 1933 Act.

20. No Impairment. The Company will not, without the prior written consent of the Holder by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder,

21. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

22. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns,

23. Business Days. If the last or appointed day for the taking of any action required of the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday,

24. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.

25. Lock-Up Agreement. The Holder, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Common Stock or other securities of the Company held by Holder for a period of up to one hundred eighty (180) days following the effective date of a Registration Statement (as defined in the Rights Agreement); provided, that (a) such agreement shall only apply to the Initial Public Offering (as defined in the Rights Agreement); (b) all stockholders of the Company then holding at least one percent (1%) of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements; and (c) the Company shall use its reasonable best efforts to ensure that such agreement shall provide (i) for the periodic early releases of portions of the securities subject thereto upon the occurrence of specified events, and (ii) that in the event of any such early release, the Holder shall be released from such agreement on a pro rata basis.

7.

ZIPCAR, INC.		LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
		By:	Lighthouse Management Partners VI. L.L.C.
is general partner

By:		By:
Name:	Edward Goldfinger	Name:	Ryan Turner
Title:	CFO	Title:	Managing Director

8.

Subscription

To:	Date:

The undersigned hereby subscribes for              shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Net Issue Election Notice

To:	Date:

The undersigned hereby elects under Section 4 to surrender the right to purchase              shares of Common Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Assignment

For value received                                                                                                hereby sells, assigns and transfers unto                                                                                                                                                                                                                                       [Please print or typewrite name and address of Assignee] the within Warrant, and does hereby irrevocably constitute and appoint                                               its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

In the Presence of:

1.

EXHIBIT A

Sixth Amended and Restated Certificate of Incorporation

See Exhibit 3.1 to Zipcar Inc.’s Registration Statement on Form S-1

EXHIBIT B

Capitalization Table

1.

	Shares	%	Proceeds	Price per Share	Date

Series A Preferred	1,390,438	2.24%	$2,641,832	$1.90	11/16/2000
Series B Preferred	9,408,742	15.14%	$4,704,371	$0.50	12/20/2002
Series C Preferred	5,714,998	9.19%	$4,000,499	$0.70	10/30/2003
Series D Preferred	10,117,134	16.28%	$11,735,875	$1.16	7/8/2005
Series E Preferred	6,497,389	10.45%	$25,000,004	$3.85	10/26/2006
Series F Preferred	14,297,694	23.00%	$45,000,000	$3.15	11/1/2007

Subtotal Preferred	47,426,395	76.30%	$93,082,581

Common	4,556,696	7.33%

Preferred Warrants	145,150	0.23%
Common Warrants	944,022	1.52%

Options Available	249,260	0.40%
Options Outstanding	8,836,338	14.22%

Total Fully Diluted	62,157,861	100.00%

	Series A	Series B	Series C	Series D	Series E	Series F	Common	Wts.	Total	%
Revolution	0	0	0	0	0	13,829,351	0	0	13,829,351	22.25%
Benchmark	131,579	585,666	0	6,904,034	1,018,797	0	0	0	8,640,076	13.90%
Greylock	0	0	0	0	4,288,277	0	0	0	4,288,277	6.90%
Evercel	0	0	2,857,142	0	0	0	0	0	2,857,142	4.60%
GlobeSpan	0	0	0	0	368,490	0	0	0	368,490	0.59%

Subtotal									29,983,336	48.24%

Major Angels
Peter Aldrich	0	1,000,000	360,000	0	192,322	0	21,425	17,524	1,591,271	2.56%
Jean Hammond	0	1,161,456	0	43,953	0	0	32,790	0	1,238,199	1.99%
Andrew Ross	0	0	571,428	109,956	259,895	0	87,837	174,751	1,203,867	1.94%
Eric Rosenberg	52,632	60,000	55,736	926,409	0	0	0	10,530	1,105,307	1.78%
R.P. Russell	26,632	568,328	158,733	43,974	0	0	275,425	8,794	1,081,886	1.74%
RA Capital	0	662,834	57,165	87,595	77,968	0	21,425	17,519	924,506	1.49%

Jill Preotle	0	560,000	107,142	43,967	129,947	0	28,793	0	869,849	1.40%
Jonathan Seelig	52,632	50,774	71,430	43,974	12,994	0	0	8,794	240,598	0.39%

Subtotal									8,255,483	13.28%

Major Common
Scott Griffith	0	0	0	0	0	0	1,400,000	0	1,400,000	2.25%
Robin Chase	0	0	0	0	0	0	1,116,702	0	1,116,702	1.80%
Antje Danielson	0	0	0	0	0	0	404,762	0	404,762	0.65%

Subtotal									2,921,464	4.70%

Major Warrants
Lighthouse								240,000	240,000	0.39%
Pinnacle								213,334	213,334	0.34%

Subtotal									453,334	0.73%

Zipcar, Inc.

Stock Ledger

3/5/2010

Certificate Number				Issuance Price Paid per Share Category of Issuance
Sharehold Alias			Number of Shares	Date			Status

Preferred Stock
Evercel, Inc.	PS	C - 29	2,857,142	10/30/2003	$0.00	Preferred Stock Issuance
Evercel, Inc.	PS	C - 1	0	10/30/2003	$0.00	Preferred Stock Issuance	Lost certificate; need to be re-issue - Reissued as Certificate
Benchmark Capital Partner	PS	D - 1	6,034,483	7/8/2005	$0.00	Preferred Stock Issuance
Greylock XII Limited Partner	PS	E - 1	3,666,477	10/26/2006	$0.00	Preferred Stock Issuance
Revolution Living LLC	PS	F - 1	13,829,351	11/1/2007	$0.00	Preferred Stock Issuance
Juan Enriquez	PS	A - 2	13,158	11/16/2000	$0.00	Preferred Stock Issuance
William Adams	PS	B - 2	158,374	12/20/2002	$0.00	Preferred Stock Issuance
William Adams	PS	C - 2	35,714	11/26/2003	$0.00	Preferred Stock Issuance
Greylock XIl-A Limited Part	PS	E - 2	407,386	10/26/2006	$0.00	Preferred Stock Issuance
American Honda Motor Co.	PS	F - 2	67,968	11/1/2007	$0.00	Preferred Stock Issuance
Carlos Autrey	PS	B - 3	234,266	12/20/2002	$0.00	Preferred Stock Issuance
Timothy Barry Casey	PS	D - 3	263,254	7/8/2005	$0.00	Preferred Stock Issuance
Greylock XII Principals LLC	PS	E - 3	214,414	10/26/2006	$0.00	Preferred Stock Issuance
Charles C Andonian	PS	F - 3	1,162	11/1/2007	$0.00	Preferred Stock Issuance
Gravestar Investments, LLC	PS	A - 4	52,632	11/16/2000	$0.00	Preferred Stock Issuance
BCLF Ventures LLC	PS	B - 4	585,666	12/20/2002	$0.00	Preferred Stock Issuance
Peter L Kennard	PS	C - 4	50,000	11/26/2003	$0.00	Preferred Stock Issuance
Connie Duckworth	PS	D - 4	43,960	7/8/2005	$0.00	Preferred Stock Issuance
Benchmark Capital Partner	PS	E - 4	878,454	10/26/2006	$0.00	Preferred Stock Issuance
Arthur D Ayrault, IV	PS	F - 4	287	11/1/2007	$0.00	Preferred Stock Issuance
Lee Brettman	PS	B - 5	265,134	12/20/2002	$0.00	Preferred Stock Issuance
RA Capital Associates	PS	C - 5	0	11/26/2003	$0.00	Preferred Stock Issuance	Partial transfer to cert 30 & 31 - Reissued as Certificate
Richard Feldman	PS	D - 5	43,847	7/8/2005	$0.00	Preferred Stock Issuance
Peter C. Aldrich Trust dtd 8	PS	E - 5	192,322	10/26/2006	$0.00	Preferred Stock Issuance
Carlos Azocar	PS	F - 5	1,621	11/1/2007	$0.00	Preferred Stock Issuance
Jean-Jacques Degroof	PS	B - 6	117,334	12/20/2002	$0.00	Preferred Stock Issuance
Jonathan F.P. Rose	PS	C - 6	28,571	11/26/2003	$0.00	Preferred Stock issuance
James Gerson	PS	D - 6	87,850	7/8/2005	$0.00	Preferred Stock Issuance
Juan Balbontin	PS	F - 6	810	11/1/2007	$0.00	Preferred Stock Issuance
Joel Lamstein	PS	A - 7	13,158	11/16/2000	$0.00	Preferred Stock Issuance
David Ellis	PS	B - 7	82,900	12/20/2002	$0.00	Preferred Stock Issuance
Eric Rosenfeld	PS	C - 7	55,736	11/26/2003	$0.00	Preferred Stock Issuance

Simon Gerson	PS	D - 7	43,599	7/8/2005	$0.00	Preferred Stock Issuance
Jill Preotle	PS	E - 7	129,947	10/26/2006	$0.00	Preferred Stock Issuance
Ros Bond and Gillian Mars	PS	F - 7	1,744	11/1/2007	$0.00	Preferred Stock Issuance
Juan Enriquez	PS	B - 8	64,000	12/20/2002	$0.00	Preferred Stock Issuance
Jean Hammond	PS	D - 8	43,953	7/8/2005	$0.00	Preferred Stock Issuance
RA Capital Associates	PS	E - 8	77,968	10/26/2006	$0.00	Preferred Stock Issuance
Bristol Bay Native Corporat	PS	F - 8	131,408	11/1/2007	$0.00	Preferred Stock Issuance
Seed Partners LLC	PS	A - 9	26,316	11/16/2000	$0.00	Preferred Stock Issuance
Gravestar Investments, LLC	PS	B - 9	259,334	12/20/2002	$0.00	Preferred Stock Issuance
Christopher P Kaneb	PS	D - 9	219,874	7/8/2005	$0.00	Preferred Stock Issuance
Timothy Barry Casey	PS	E - 9	38,984	10/26/2006	$0.00	Preferred Stock Issuance
David Brook	PS	F - 9	4,962	11/1/2007	$0.00	Preferred Stock Issuance
Jonathan Seelig	PS	C -10	71,430	12/20/2003	$0.00	Preferred Stock Issuance
Peter L Kennard	PS	D -10	35,168	7/8/2005	$0.00	Preferred Stock Issuance
William Adams	PS	E -10	28,588	10/26/2006	$0.00	Preferred Stock Issuance
Campbell Living Trust, date	PS	F -10	7,266	11/1/2007	$0.00	Preferred Stock Issuance
Eric Rosenfeld	PS	A - 11	52,632	11/16/2000	$0.00	Preferred Stock Issuance
Jamie McCourt	PS	B - 11	50,774	12/20/2002	$0.00	Preferred Stock Issuance
Robert S Lowenthal	PS	D - 11	43,967	7/8/2005	$0.00	Preferred Stock Issuance
Robert S Lowenthal	PS	E - 11	25,989	10/26/2006	$0.00	Preferred Stock Issuance
Career Specialists	PS	F - 11	1,428	11/1/2007	$0.00	Preferred Stock Issuance
Jamie McCourt	PS	A - 12	52,632	11/16/2000	$0.00	Preferred Stock Issuance
Mason Myers	PS	B - 12	166,750	12/20/2002	$0.00	Preferred Stock Issuance
James Gerson	PS	C - 12	285,714	12/30/2003	$0.00	Preferred Stock Issuance
Patrick McGeehin	PS	D - 12	43,904	7/8/2005	$0.00	Preferred Stock Issuance
Jean-Jacques Degroof	PS	E - 12	15,593	10/26/2006	$0.00	Preferred Stock Issuance
Tracy J Carroll	PS	F - 12	6,974	11/1/2007	$0.00	Preferred Stock Issuance
Carlos Autrey	PS	A - 13	52,632	8/1/2009	$0.00	Preferred Stock Issuance
Gerson Family Foundation,	PS	C - 13	142,857	12/30/2003	$0.00	Preferred Stock Issuance
Andrew McKee Revocable	PS	D - 13	87,751	7/8/2005	$0.00	Preferred Stock Issuance
Glenn N Chinn	PS	F - 13	5,668	11/1/2007	$0.00	Preferred Stock Issuance
Jean-Jacques Degroof	PS	A - 14	52,632	11/16/2000	$0.00	Preferred Stock Issuance
Peter Nessen	PS	B - 14	117,234	12/20/2002	$0.00	Preferred Stock Issuance
Perrin Investments LLC	PS	D - 14	43,649	7/8/2005	$0.00	Preferred Stock Issuance
Juan Enriquez	PS	E - 14	10,395	10/26/2006	$0.00	Preferred Stock Issuance
Henry Weinstock	PS	F - 14	581	11/1/2007	$0.00	Preferred Stock Issuance
Jonathan Seelig	PS	A - 15	52,632	11/16/2000	$0.00	Preferred Stock Issuance
Peter C. Aldrich Trust dtd 8	PS	B - 15	862,834	12/20/2002	$0.00	Preferred Stock Issuance
Jill Preotle	PS	D - 15	43,967	7/8/2005	$0.00	Preferred Stock Issuance
Peter L Kennard	PS	E - 15	7,796	10/26/2006	$0.00	Preferred Stock Issuance

Henry Weinstock	PS	F - 15	290	11/1/2007	$0.00	Preferred Stock Issuance
R. Patterson Russell	PS	A -16	26,632	12/16/2003	$0.00	Preferred Stock Issuance
Donald M Perrin	PS	B -16	162,666	12/20/2002	$0.00	Preferred Stock Issuance
Jill Preotle	PS	C - 16	107,142	12/30/2003	$0.00	Preferred Stock Issuance
RA Capital Associates	PS	D -16	87,595	7/8/2005	$0.00	Preferred Stock Issuance
Karen J Hedlund	PS	F - 16	519	11/1/2007	$0.00	Preferred Stock Issuance
R. Patterson Russell	PS	C - 17	158,733	12/30/2003	$0.00	Preferred Stock Issuance
Robert Reuben	PS	D -17	78,981	7/8/2005	$0.00	Preferred Stock Issuance
Andrew Ross	PS	E - 17	259,895	11/10/2006	$0.00	Preferred Stock Issuance
Michael Crill and Catherine	PS	F - 17	1,436	11/1/2007	$0.00	Preferred Stock Issuance
Eric Pollak	PS	A -18	18,421	7/25/2005	$0.00	Preferred Stock Issuance
RA Capital Associates	PS	B - 18	662,834	12/20/2002	$0.00	Preferred Stock Issuance
Andrew Ross	PS	C - 18	571,428	12/20/2003	$0.00	Preferred Stock Issuance
Jonathan F.P. Rose	PS	D -18	43,960	7/8/2005	$0.00	Preferred Stock Issuance
Globespan Capital Partners	PS	E - 18	368,490	11/16/2006	$0.00	Preferred Stock Issuance
Ron and Majorie Danz	PS	F - 18	665	11/1/2007	$0.00	Preferred Stock Issuance
BCLF Ventures I, LLC	PS	A -19	131,579	12/7/2007	$0.00	Preferred Stock Issuance
Jonathan F.P. Rose	PS	B - 19	325,134	12/20/2002	$0.00	Preferred Stock Issuance
Richard E. Teller Revocable	PS	C - 19	178,500	5/8/2005	$0.00	Preferred Stock Issuance
Eric Rosenfeld	PS	D -19	52,650	7/8/2005	$0.00	Preferred Stock Issuance
Maxwell Beck Seelig	PS	E - 19	6,116	12/13/2006	$0.00	Preferred Stock Issuance
Diamond Parking	PS	F - 19	523	11/1/2007	$0.00	Preferred Stock Issuance
Eric Rosenfeld	PS	B - 20	60,000	12/20/2002	$0.00	Preferred Stock Issuance
Kathleen A. Rogers Revoc	PS	C - 20	178,500	6/8/2005	$0.00	Preferred Stock Issuance
Eric Rosenfeld	PS	D -20	873,759	7/8/2005	$0.00	Preferred Stock Issuance
Jacob Seelig	PS	E - 20	6,116	12/31/2006	$0.00	Preferred Stock Issuance
Donald and Beverly Jeffers	PS	F - 20	987	11/1/2007	$0.00	Preferred Stock Issuance
Carol and Fred Konz 2006	PS	C - 21	40,000	8/23/2006	$0.00	Preferred Stock Issuance
R. Patterson Russell	PS	D -21	43,974	7/8/2005	$0.00	Preferred Stock Issuance
Jonathan Seelig	PS	E - 21	762	12/13/2006	$0.00	Preferred Stock Issuance
Ruth Fleischmann	PS	F - 21	1,162	11/1/2007	$0.00	Preferred Stock Issuance
Peter C. Aldrich Trust dtd 8	PS	C - 22	360,000	8/23/2006	$0.00	Preferred Stock Issuance
Jonathan Seelig	PS	D - 22	43,974	7/8/2005	$0.00	Preferred Stock Issuance
BCLF Ventures II, LLC	PS	E - 22	140,343	12/7/2007	$0.00	Preferred Stock Issuance
Miguel Garcia-Huidobro	PS	F - 22	810	11/1/2007	$0.00	Preferred Stock Issuance
Aviva Sapers	PS	B - 23	114,034	12/20/2002	$0.00	Preferred Stock Issuance
The Dola Hamilton Stembe	PS	C - 23	42,818	12/31/2006	$0.00	Preferred Stock Issuance
Charles W. Riske, Jr and C	PS	E - 23	10,677	12/5/2007	$0.00	Preferred Stock Issuance
Gretchen Garth	PS	F - 23	791	11/1/2007	$0.00	Preferred Stock Issuance
Jonathan Seelig	PS	B - 24	50,774	12/20/2002	$0.00	Preferred Stock Issuance

Thomas G. Stemberg Revo	PS	C - 24	49,264	12/31/2006	$0.00	Preferred Stock lssuance
Mason Myers	PS	E - 24	10,677	12/5/2007	$0.00	Preferred Stock Issuance
Thomas C Graham	PS	F - 24	470	11/1/2007	$0.00	Preferred Stock Issuance
Frederick E Gerson	PS	C - 25	71,428	12/17/2006	$0.00	Preferred Stock Issuance
William Adams	PS	D -25	32,327	8/10/2005	$0.00	Preferred Stock Issuance
Montgomery R Hester	PS	F - 25	493	11/1/2007	$0.00	Preferred Stock Issuance
Peter C. Aldrich Trust dtd 8	PS	B - 26	120,000	1/31/2003	$0.00	Preferred Stock Issuance
Simon Gerson	PS	C - 26	71,428	12/17/2006	$0.00	Preferred Stock Issuance
Lee lacocca	PS	F - 26	15,678	11/1/2007	$0.00	Preferred Stock Issuance
The Craig Douglas Sherma	PS	D -27	34,482	8/10/2005	$0.00	Preferred Stock Issuance
Livia Jackson	PS	F - 27	2,507	11/1/2007	$0.00	Preferred Stock Issuance
Christopher P Kaneb	PS	B - 28	200,000	1/31/2003	$0.00	Preferred Stock Issuance
Jean-Jacques Degroof	PS	C - 28	71,428	6/11/2007	$0.00	Preferred Stock Issuance
Richard Feldman	PS	D -28	19,242	8/10/2005	$0.00	Preferred Stock Issuance
Donald and Beverly Jeffers	PS	F - 28	1,253	11/1/2007	$0.00	Preferred Stock Issuance
James Gerson	PS	D -29	50,000	8/10/2005	$0.00	Preferred Stock Issuance
Timothy B Jenkins	PS	F - 29	799	11/1/2007	$0.00	Preferred Stock Issuance
LaSalle Investment Fund	PS	B - 30	100,000	1/31/2003	$0.00	Preferred Stock issuance
Richard H. Aldrich 2009 GF	PS	C - 30	230,000	12/28/2009	$0.00	Transfer to Trust
K3 LLC	PS	F - 30	162	11/1/2007	$0.00	Preferred Stock Issuance
RA Capital Associates	PS	C - 31	57,165	11/26/2003	$0.00	Transfer to Trust
Kanter Trust dated May 18,	PS	F - 31	228	11/1/2007	$0.00	Preferred Stock Issuance
Connie Duckworth	PS	B - 32	100,000	2/10/2003	$0.00	Preferred Stock Issuance
Chris Hill	PS	D -32	38,484	8/10/2005	$0.00	Preferred Stock Issuance
Michael Klein	PS	F - 32	15,678	11/1/2007	$0.00	Preferred Stock Issuance
Kathy Elliott	PS	B - 33	100,000	2/10/2003	$0.00	Preferred Stock Issuance
Peter L Kennard	PS	D -33	17,692	8/10/2005	$0.00	Preferred Stock Issuance
David Leonhardt	PS	F - 33	183	11/1/2007	$0.00	Preferred Stock Issuance
Jill Preotle	PS	B - 34	500,000	2/10/2003	$0.00	Preferred Stock Issuance
Robert S Lowenthal	PS	D - 34	19,242	8/10/2005	$0.00	Preferred Stock Issuance
Philip Livingston	PS	F - 34	37,868	11/1/2007	$0.00	Preferred Stock Issuance
Peter C. Aldrich Trust dtd 8	PS	B - 35	17,166	2/28/2003	$0.00	Preferred Stock Issuance
Patrick McGeehin	PS	D - 35	19,242	8/10/2005	$0.00	Preferred Stock Issuance
Robert J and Pamela M. M	PS	F - 35	1,557	11/1/2007	$0.00	Preferred Stock Issuance
Richard Feldman	PS	B - 36	100,000	2/28/2003	$0.00	Preferred Stock Issuance
Robert Reuben	PS	D - 36	19,242	8/10/2005	$0.00	Preferred Stock Issuance
James Gerson	PS	B - 37	200,000	2/28/2003	$0.00	Preferred Stock Issuance
Andrew Ross	PS	D - 37	109,956	8/10/2005	$0.00	Preferred Stock Issuance
Jose Moreno	PS	F - 37	1,065	11/1/2007	$0.00	Preferred Stock Issuance
Chris Hill	PS	B - 38	200,000	2/28/2003	$0.00	Preferred Stock Issuance

Mark Nassutti	PS	F - 38	422	11/1/2007	$0.00	Preferred Stock Issuance
Peter L Kennard	PS	B - 39	50,000	2/28/2003	$0.00	Preferred Stock Issuance
Donald P Nielsen	PS	F - 39	6,013	11/1/2007	$0.00	Preferred Stock Issuance
Patrick McGeehin	PS	B - 40	100,000	2/28/2003	$0.00	Preferred Stock Issuance
Thomas G. Stemberg Revo	PS	D - 40	56,203	8/10/2005	$0.00	Preferred Stock Issuance
Nossaman, Guthner, Knox	PS	F - 40	519	11/1/2007	$0.00	Preferred Stock Issuance
Andrew McKee Revocable	PS	B - 41	200,000	2/28/2003	$0.00	Preferred Stock Issuance
Benchmark Capital Partner	PS	D - 41	692,265	8/10/2005	$0.00	Preferred Stock issuance
John and Andrea Ogden	PS	F - 41	581	11/1/2007	$0.00	Preferred Stock Issuance
Elana Nemerson	PS	B - 42	50,000	2/28/2003	$0.00	Preferred Stock Issuance
Carol F Padelford	PS	F - 42	581	11/1/2007	$0.00	Preferred Stock Issuance
Robert Reuben	PS	B - 43	100,000	2/28/2003	$0.00	Preferred Stock Issuance
Richard E. Teller Revocable	PS	D - 43	43,925	10/10/2005	$0.00	Preferred Stock Issuance
Parsons Transportation Gr	PS	F - 43	22,940	11/1/2007	$0.00	Preferred Stock Issuance
Kathleen A. Rogers Revoca	PS	D - 44	43,925	10/10/2005	$0.00	Preferred Stock Issuance
William F Peare	PS	F - 44	1,764	11/1/2007	$0.00	Preferred Stock Issuance
Richard E. Teller Revocable	PS	D - 45	43,103	10/10/2005	$0.00	Preferred Stock Issuance
Neil Peterson	PS	F - 45	24,493	11/1/2007	$0.00	Preferred Stock Issuance
Robert S Lowenthal	PS	B - 46	0	2/28/2003	$0.00	Preferred Stock Issuance	Cancel 100,000 shares and reissued 50,000 to the same
Kathleen A. Rogers Revoca	PS	D - 46	43,103	10/10/2005	$0.00	Preferred Stock Issuance
W. Thomas and Dixie Jo P	PS	F - 46	31,800	11/1/2007	$0.00	Preferred Stock Issuance
Timothy J Preotle	PS	B - 47	40,000	3/3/2003	$0.00	Preferred Stock Issuance
Aldrich Descendants 2002	PS	D - 47	100,000	8/23/2006	$0.00	Preferred Stock Issuance
Prentice Family Partnership	PS	F - 47	6,268	11/1/2007	$0.00	Preferred Stock Issuance
Jill Preotle	PS	B - 48	60,000	3/3/2003	$0.00	Preferred Stock Issuance
Frederick E Gerson	PS	D - 48	25,000	12/17/2006	$0.00	Preferred Stock Issuance
Preston Gates & Ellis Inves	PS	F - 48	5,767	11/1/2007	$0.00	Preferred Stock Issuance
Simon Gerson	PS	D - 49	25,000	12/17/2006	$0.00	Preferred Stock Issuance
Stephen P Sander	PS	F - 49	11,804	11/1/2007	$0.00	Preferred Stock Issuance
Jean Hammond	PS	B - 50	1,161,456	2/27/2003	$0.00	Preferred Stock Issuance
BCLF Ventures lI, LLC	PS	D - 50	177,286	12/7/2007	$0.00	Preferred Stock Issuance
Fred Schapelhouman	PS	F - 50	145	11/1/2007	$0.00	Preferred Stock Issuance
Richard E. Teller Revocable	PS	B - 51	250,000	6/8/2005	$0.00	Preferred Stock Issuance
Harvey Sorkin Revocable T	PS	D - 51	203,296	9/17/2008	$0.00	Preferred Stock Issuance
Drew Schembre	PS	F - 51	375	11/1/2007	$0.00	Preferred Stock Issuance
Kathleen A. Rogers Revoca	PS	B - 52	250,000	6/8/2005	$0.00	Preferred Stock Issuance
William Scott	PS	F - 52	22,051	11/1/2007	$0.00	Preferred Stock Issuance
Orin Smith	PS	F - 53	2,076	11/1/2007	$0.00	Preferred Stock Issuance
Charles Stonecipher	PS	F - 54	783	11/1/2007	$0.00	Preferred Stock Issuance
Tom Unger	PS	B - 55	29,684	7/8/2005	$0.00	Preferred Stock Issuance

John Titcomb, Jr.	PS	F - 55	2,778	11/1/2007	$0.00	Preferred Stock Issuance
United Investors Internatio	PS	F - 56	4,443	11/1/2007	$0.00	Preferred Stock Issuance
Russell R Patterson	PS	B - 57	568,328	7/8/2005	$0.00	Preferred Stock Issuance
Conrad Wagner	PS	F - 57	3,924	11/1/2007	$0.00	Preferred Stock Issuance
Jacqueline Witter	PS	F - 58	626	11/1/2007	$0.00	Preferred Stock Issuance
Eric Pollak	PS	B - 59	147,066	7/8/2005	$0.00	Preferred Stock Issuance
Malcolm Witter	PS	F - 59	626	11/1/2007	$0.00	Preferred Stock Issuance
Ann C Miller	PS	F - 60	581	10/1/2008	$0.00	Preferred Stock Issuance
Bryce Nesbitt	PS	B - 61	25,000	7/8/2005	$0.00	Preferred Stock Issuance
The Dola Hamilton Stembe	PS	B - 63	93,000	12/31/2006	$0.00	Preferred Stock Issuance
Stemberg Irrevocable Trust	PS	B - 64	1,700	12/31/2006	$0.00	Preferred Stock Issuance
Stemberg UTMA, William	PS	B - 65	3,000	12/31/2006	$0.00	Preferred Stock Issuance
Stemberg UTMA, Clyde	PS	B - 66	3,000	12/31/2006	$0.00	Preferred Stock Issuance
Hamilton Revocable Trust,	PS	B - 67	4,500	12/31/2006	$0.00	Preferred Stock Issuance
Stemberg UTMA, Michael	PS	B - 68	4,500	12/31/2006	$0.00	Preferred Stock Issuance
Hamilton UTMA, Harrison	PS	B - 70	4,400	12/6/2007	$0.00	Preferred Stock Issuance
Stemberg UTMA, Clyde	PS	B - 71	3,900	12/6/2007	$0.00	Preferred Stock Issuance
Stemberg UTMA, William	PS	B - 72	3,900	12/6/2007	$0.00	Preferred Stock Issuance
Stemberg UTMA, Michael	PS	B - 73	4,400	12/6/2007	$0.00	Preferred Stock Issuance
D.J. Williams	PS	B - 74	4,400	12/6/2007	$0.00	Preferred Stock Issuance
Stemberg Irrevocable Trust	PS	B - 75	4,400	12/6/2007	$0.00	Preferred Stock Issuance
Hamilton Revocable Trust,	PS	B - 76	4,400	12/6/2007	$0.00	Preferred Stock Issuance
Thomas G. Stemberg Revo	PS	B - 77	60,500	12/6/2007	$0.00	Preferred Stock Issuance
Harvey Sorkin Revocable T	PS	B - 78	100,000	9/17/2008	$0.00	Preferred Stock Issuance
Alexa Grace Lowenthal	PS	B - 79	25,000	1/5/2010	$0.00	Preferred Stock Issuance
Zoe Sarah Lowenthal	PS	B - 80	25,000	1/5/2010	$0.00	Preferred Stock Issuance
Robert S Lowenthal	PS	B - 81	50,000	1/5/2010	$0.00	Reduction due to Gift/Transfer
			46,581,013
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